UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 29, 2010 (Date of earliest event reported)
TeleCommunication Systems Inc (Exact name of registrant as specified in its charter)

MD (State or other jurisdiction of incorporation)	0-30821 (Commission File Number)	52 1526369 (IRS Employer Identification Number)

275 West Street (Address of principal executive offices)		21401 (Zip Code)
410 263-7616 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 29, 2010, TeleCommunication Systems, Inc. issued a press release announcing certain financial information concerning the second quarter ending June 30, 2010. A copy of this press release is being furnished herewith as Exhibit 99.

Pursuant to General Instruction B.2. to Form 8-K, the information furnished in this Item 2.02 shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of the section and shall not be deemed to be incorporated by reference in any other filing under the Securities Act or the Exchange Act unless the registrant specifically incorporates this item in a filing under either of such acts.

Item 9.01. Financial Statements and Exhibits

Pursuant to General Instruction B.2. to Form 8-K, the information furnished in the exhibit listed below shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of the section and shall not be deemed to be incorporated by reference in any other filing under the Securities Act or the Exchange Act unless the registrant specifically incorporates this item in a filing under either of such acts.

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of TeleCommunication Systems Inc dated July 29, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2010	TELECOMMUNICATION SYSTEMS INC By: /s/ Bruce A. White Bruce A. White Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of TeleCommunication Systems Inc dated July 29, 2010